Exhibit 99.1

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Institutional Asset Mgmt			Mutual Funds			Private Wealth Mgmt			Asset Servicing
	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000
Revenue:
Trust and investment fee revenue	$561	$537	$510	$549	$538	$538	$305	$312	$313	$507	$439	$393
Other fee revenue	14	9	7	(5)	3	24	15	15	11	132	168	148
Net interest revenue (expense)	(29)	(13)	(3)	7	1	(8)	208	165	125	95	124	109

Total revenue	546	533	514	551	542	554	528	492	449	734	731	650
Credit quality expense	—	—	—	—	—	—	—	1	1	—	—	—
Operating expense:
Amortization of goodwill	—	11	11	—	11	10	—	16	15	—	6	6
Other expense	474	386	343	339	328	326	277	254	233	541	456	398

Total operating expense	474	397	354	339	339	336	277	270	248	541	462	404

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	72	136	160	212	203	218	251	221	200	193	269	246
Income taxes (benefits)	27	53	62	85	82	89	89	82	76	68	96	90

Income (loss) from continuing operations before cumulative effect of accounting change	45	83	98	127	121	129	162	139	124	125	173	156
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	45	83	98	127	121	129	162	139	124	125	173	156
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$45	$83	$98	$127	$121	$129	$162	$139	$124	$125	$173	$156

Average loans	$—	$—	$—	$—	$—	$—	$2.7	$2.3	$2.3	$—	$—	$—
Average assets (c)	$1.2	$0.9	$0.8	$0.7	$0.7	$0.7	$5.0	$4.8	$4.6	$4.7	$4.9	$4.8
Average deposits	$—	$—	$—	$—	$—	$—	$4.4	$4.2	$4.1	$3.4	$3.7	$3.5
Average common equity	$0.2	$0.2	$0.2	$0.4	$0.4	$0.3	$0.2	$0.2	$0.3	$0.5	$0.5	$0.4
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Market value of assets under management at period end (in billions)	$332	$349	$322	$164	$152	$112	$44	$50	$56	$41	$41	$40
Market value of assets under administration or custody at period end (in billions)	$13	$6	$—	$—	$—	$—	$18	$21	$33	$2,129	$2,029	$2,202

Return on common equity (d)	20%	37%	52%	31%	34%	40%	77%	61%	54%	26%	36%	37%
Pretax operating margin (d)	13%	26%	31%	38%	38%	39%	48%	45%	45%	26%	37%	38

(a)	Results for 2000 and 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.

n/m – not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Human Resources & Investor Solutions			Treasury Services			Total Core Sectors			Other Activity			Consolidated Results
	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000
Revenue:
Trust and investment fee revenue	$1,059	$733	$476	$8	$7	$4	$2,989	$2,566	$2,234	$(1)	$(11)	$27	$2,988	$2,555	$2,261
Other fee revenue (b)	28	—	(4)	357	340	299	541	535	485	195	(303)	190	736	232	675
Net interest revenue (expense) (c)	(26)	(12)	(7)	472	395	368	727	660	584	(105)	(78)	(29)	622	582	555

Total revenue	1,061	721	465	837	742	671	4,257	3,761	3,303	89	(392)	188	4,346	3,369	3,491
Credit quality expense	—	—	—	6	2	9	6	3	10	166	(7)	(2)	172	(4)	8
Operating expense:
Amortization of goodwill	—	11	8	—	13	12	—	68	62	—	5	5	—	73	67
Other expense	1,004	669	440	472	436	399	3,107	2,529	2,139	19	48	55	3,126	2,577	2,194

Total operating expense	1,004	680	448	472	449	411	3,107	2,597	2,201	19	53	60	3,126	2,650	2,261

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	57	41	17	359	291	251	1,144	1,161	1,092	(96)	(438)	130	1,048	723	1,222
Income taxes (benefits) (d)	19	16	8	127	105	92	415	434	417	(34)	(147)	49	381	287	466

Income (loss) from continuing operations before cumulative effect of accounting change	38	25	9	232	186	159	729	727	675	(62)	(291)	81	667	436	756
Cumulative effect of accounting change (e)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	38	25	9	232	186	159	729	727	675	(62)	(291)	81	667	436	756
Income from discontinued operations after-tax (e)	—	—	—	—	—	—	—	—	—	—	—	—	15	882	251

Net income (loss)	$38	$25	$9	$232	$186	$159	$729	$727	$675	$(62)	$(291)	$81	$682	$1,318	$1,007

Average loans	$—	$—	$—	$5.3	$5.6	$6.6	$8.0	$7.9	$8.9	$1.4	$1.9	$1.8	$9.4	$9.8	$10.7
Average assets (f)(g)	$1.9	$1.0	$0.7	$11.2	$9.9	$9.9	$24.7	$22.2	$21.5	$8.6	$10.6	$6.5	$33.7	$45.5	$46.7
Average deposits	$0.1	$0.1	$0.1	$9.8	$8.6	$7.3	$17.7	$16.6	$15.0	$1.3	$1.0	$1.4	$19.0	$17.6	$16.4
Average common equity	$0.3	$0.2	$0.1	$1.0	$0.8	$0.9	$2.6	$2.3	$2.2	$0.8	$1.4	$1.7	$3.4	$3.7	$3.9
Average Tier I preferred equity	$—	$—	$—	$0.2	$0.2	$0.3	$0.2	$0.2	$0.3	$0.8	$0.8	$0.7	$1.0	$1.0	$1.0

Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$581	$592	$530	$—	$—	$—	$581	$592	$530
Market value of assets under administration or custody at period end (in billions)	$116	$26	$32	$—	$—	$—	$2,276	$2,082	$2,267	$—	$—	$—	$2,276	$2,082	$2,267

Return on common equity (h)	14%	15%	10%	23%	22%	17%	28%	32%	31%	n/m	n/m	n/m	20%	12%	19%
Pretax operating margin (h)	5%	6%	4%	43%	39%	37%	27%	31%	33%	n/m	n/m	n/m	24%	21%	35%
(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Consolidated results include FTE impact of $43 million, $40 million and $34 million for 2002, 2001 and 2000, respectively.
(c)	Consolidated results include FTE impact of $12 million, $8 million and $ 5 million for 2002, 2001 and 2000, respectively.
(d)	Consolidated results include FTE impact of $55 million, $48 million and $39 million for 2002, 2001 and 2000 respectively.
(e)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(f)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(g)	Consolidated average assets includes average assets of discontinued operations of $0.4 billion, $12.7 billion and $18.7 billion for 2002, 2001 and 2000 respectively.
(h)	On a continuing operations basis.

n/m – not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

INSTITUTIONAL ASSET MANAGEMENT – 11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Trust and investment fee revenue	$124	$122	$129	$162	$150	$136	$129	$146	$122	$143	$149
Other fee revenue	(1)	3	5	2	4	2	2	6	4	3	6
Net interest revenue (expense)	(1)	(1)	(6)	(5)	(7)	(7)	(8)	(7)	(4)	(4)	(6)

Total revenue	122	124	128	159	147	131	123	145	122	142	149
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	3	3	2	3	—	—	—	—	—	—	—
Other expense	87	83	98	118	117	109	112	136	114	115	121

Total operating expense	90	86	100	121	117	109	112	136	114	115	121

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	32	38	28	38	30	22	11	9	8	27	28
Income taxes (benefits)	12	15	12	14	11	9	4	3	3	9	10

Income (loss) from continuing operations before cumulative effect of accounting change	20	23	16	24	19	13	7	6	5	18	18
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	20	23	16	24	19	13	7	6	5	18	18
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$20	$23	$16	$24	$19	$13	$7	$6	$5	$18	$18

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.7	$0.8	$1.0	$1.1	$1.2	$1.2	$1.3	$1.3	$1.4	$1.4	$1.4
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.5	$0.5	$0.5

Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$0.3	$0.3	$0.3

Market value of assets under management at period end (in billions)	$306	$318	$331	$349	$350	$334	$313	$332	$327	$358	$380
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$6	$7	$7	$7	$13	$13	$14	$17

Return on common equity (d)(e)	40%	44%	29%	40%	32%	24%	13%	11%	4%	15%	15%
Pretax operating margin (d)	27%	30%	22%	24%	20%	17%	9%	6%	6%	19%	19%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

n/m – not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

MUTUAL FUNDS – 11 Quarter Trend

	2001				2002				2003
(dollar amounts in millions, averages in billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Trust and investment fee revenue	$128	$126	$140	$144	$142	$143	$135	$129	$124	$122	$123
Other fee revenue	2	2	—	(1)	(1)	(1)	(2)	(1)	—	—	(1)
Net interest revenue (expense)	(1)	1	—	1	1	2	2	2	(2)	(1)	—

Total revenue	129	129	140	144	142	144	135	130	122	121	122
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	2	4	2	3	—	—	—	—	—	—	—
Other expense	79	73	84	92	84	86	83	86	77	79	80

Total operating expense	81	77	86	95	84	86	83	86	77	79	80

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	48	52	54	49	58	58	52	44	45	42	42
Income taxes (benefits)	20	21	22	19	24	23	22	16	16	15	15

Income (loss) from continuing operations before cumulative effect of accounting change	28	31	32	30	34	35	30	28	29	27	27
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	28	31	32	30	34	35	30	28	29	27	27
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$28	$31	$32	$30	$34	$35	$30	$28	$29	$27	$27

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.7	$0.6	$0.6	$0.7	$0.7	$0.7	$0.7	$0.7	$0.7	$0.6	$0.6
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.2	$0.2	$0.2
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1	$0.1

Market value of assets under management at period end (in billions)	$120	$133	$131	$152	$164	$164	$162	$164	$152	$157	$146
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Return on common equity (d)(e)	34%	36%	34%	33%	36%	34%	29%	26%	51%	47%	47%
Pretax operating margin (d)	37%	41%	38%	35%	41%	40%	39%	34%	37%	35%	34%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

n/m – not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

PRIVATE WEALTH MANAGEMENT – 11 Quarter Trend

(dollar amounts in millions, averages in	2001				2002				2003
billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Trust and investment fee revenue	$81	$81	$80	$70	$80	$79	$75	$71	$70	$69	$75
Other fee revenue	3	3	2	7	3	2	4	6	3	4	3
Net interest revenue (expense)	34	38	44	49	54	54	52	48	58	59	55

Total revenue	118	122	126	126	137	135	131	125	131	132	133
Credit quality expense	—	—	—	1	1	—	(1)	—	—	—	—
Operating expense:
Amortization of goodwill	4	3	5	4	—	—	—	—	—	—	—
Other expense	60	63	62	69	70	66	68	73	68	73	76

Total operating expense	64	66	67	73	70	66	68	73	68	73	76

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	54	56	59	52	66	69	64	52	63	59	57
Income taxes (benefits)	21	21	22	18	23	25	23	18	22	22	20

Income (loss) from continuing operations before cumulative effect of accounting change	33	35	37	34	43	44	41	34	41	37	37
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	33	35	37	34	43	44	41	34	41	37	37
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$33	$35	$37	$34	$43	$44	$41	$34	$41	$37	$37

Average loans	$2.4	$2.3	$2.4	$2.4	$2.5	$2.7	$2.8	$2.7	$2.7	$2.8	$2.9
Average assets (c)	$4.8	$4.7	$4.6	$5.2	$5.1	$5.0	$4.8	$5.0	$5.4	$5.5	$5.5
Average deposits	$4.2	$4.0	$3.9	$4.6	$4.5	$4.4	$4.3	$4.5	$4.6	$4.6	$4.5
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.4	$0.4	$0.4
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$0.2	$0.2	$0.2

Market value of total client assets at period end (in billions)	$84	$79	$71	$74	$74	$70	$64	$66	$64	$69	$71

Return on common equity (d)(e)	59%	63%	66%	59%	84%	82%	78%	65%	39%	36%	35%
Pretax operating margin (d)	46%	46%	47%	41%	48%	51%	49%	41%	48%	45%	43%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

n/m – not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

ASSET SERVICING – 11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Trust and investment fee revenue	$106	$115	$103	$115	$122	$134	$128	$123	$116	$127	$119
Other fee revenue	47	43	38	40	32	34	38	28	33	21	38
Net interest revenue (expense)	31	28	30	35	28	24	22	21	20	23	21

Total revenue	184	186	171	190	182	192	188	172	169	171	178
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	1	2	1	2	—	—	—	—	—	—	—
Other expense	110	111	109	126	129	135	139	138	127	129	138

Total operating expense	111	113	110	128	129	135	139	138	127	129	138

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	73	73	61	62	53	57	49	34	42	42	40
Income taxes (benefits)	27	26	22	21	19	20	18	11	15	15	14

Income (loss) from continuing operations before cumulative effect of accounting change	46	47	39	41	34	37	31	23	27	27	26
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	46	47	39	41	34	37	31	23	27	27	26
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$46	$47	$39	$41	$34	$37	$31	$23	$27	$27	$26

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.1	$—
Average assets (c)	$5.3	$4.6	$4.9	$4.9	$4.5	$4.6	$4.9	$4.8	$5.4	$5.7	$6.1
Average deposits	$3.9	$3.3	$3.8	$3.7	$3.2	$3.4	$3.4	$3.4	$3.5	$4.2	$4.5
Average common equity	$0.4	$0.4	$0.4	$0.5	$0.4	$0.5	$0.4	$0.5	$0.5	$0.6	$0.6
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$44	$43	$39	$41	$45	$43	$44	$41	$45	$51	$53
Market value of assets under administration or custody at period end (in billions)	$2,193	$2,243	$2,030	$2,029	$2,162	$2,066	$2,071	$2,129	$2,157	$2,369	$2,463

Return on common equity (d)(e)	40%	39%	32%	33%	29%	32%	26%	18%	21%	19%	18%
Pretax operating margin (d)	40%	39%	36%	32%	29%	30%	26%	19%	25%	25%	22%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

n/m – not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

HUMAN RESOURCES & INVESTOR SOLUTIONS – 11 Quarter Trend

(dollar amounts in millions, averages in	2001				2002				2003
billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr(f)
Revenue:
Trust and investment fee revenue	$181	$193	$179	$180	$279	$275	$240	$265	$248	$254	$239
Other fee revenue	(1)	—	(2)	3	1	4	17	6	4	1	3
Net interest revenue (expense)	(2)	(4)	(3)	(3)	(6)	(6)	(7)	(7)	(2)	1	2

Total revenue	178	189	174	180	274	273	250	264	250	256	244
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	2	4	3	2	—	—	—	—	—	—	—
Other expense	160	169	165	175	252	256	246	250	249	258	294

Total operating expense	162	173	168	177	252	256	246	250	249	258	294

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	16	16	6	3	22	17	4	14	1	(2)	(50)
Income taxes (benefits)	6	6	3	1	8	6	1	4	—	(2)	(19)

Income (loss) from continuing operations before cumulative effect of accounting change	10	10	3	2	14	11	3	10	1	—	(31)
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	10	10	3	2	14	11	3	10	1	—	(31)
Income from discontinued operations a after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$10	$10	$3	$2	$14	$11	$3	$10	$1	$—	$(31)

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.9	$0.9	$0.9	$1.2	$1.7	$1.7	$2.0	$2.0	$2.2	$2.2	$2.2
Average deposits	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.3	$0.4
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.3	$0.3	$0.3	$0.3	$0.4	$0.5	$0.4
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Market value of assets under administration or custody at period end (in billions)	$27	$28	$26	$26	$135	$121	$114	$116	$112	$107	$110

Return on common equity (d)(e)	23%	25%	9%	4%	21%	15%	4%	15%	1%	0%	-28%
Pretax operating margin (d)	9%	9%	4%	1%	8%	6%	2%	5%	0%	-1%	-20%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.
(f)	The third quarter included charges of $51 million associated with severance ($30 million), software and fixed asset write-downs ($18 million) and other expenses ($3 million).

n/m – not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

TREASURY SERVICES – 11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Trust and investment fee revenue	$1	$3	$1	$2	$2	$2	$2	$2	$2	$3	$2
Other fee revenue	79	86	86	89	85	90	90	92	90	90	114
Net interest revenue (expense)	94	98	106	97	113	120	125	114	119	120	99

Total revenue	174	187	193	188	200	212	217	208	211	213	215
Credit quality expense	1	—	1	—	1	—	1	4	4	—	1
Operating expense:
Amortization of goodwill	4	2	3	4	—	—	—	—	—	—	—
Other expense	103	112	107	114	112	117	116	127	119	120	127

Total operating expense	107	114	110	118	112	117	116	127	119	120	127

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	66	73	82	70	87	95	100	77	88	93	87
Income taxes (benefits)	24	27	30	24	31	34	36	26	31	33	31

Income (loss) from continuing operations before cumulative effect of accounting change	42	46	52	46	56	61	64	51	57	60	56
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	42	46	52	46	56	61	64	51	57	60	56
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$42	$46	$52	$46	$56	$61	$64	$51	$57	$60	$56

Average loans	$5.9	$5.7	$5.3	$5.4	$5.3	$5.5	$5.4	$5.1	$4.0	$3.7	$3.4
Average assets (c)	$10.4	$9.7	$9.7	$9.7	$9.8	$9.4	$12.5	$13.2	$14.1	$10.1	$10.4
Average deposits	$9.0	$8.3	$8.6	$8.7	$8.5	$8.0	$11.0	$11.8	$12.4	$8.5	$8.9
Average common equity	$0.9	$0.9	$0.8	$0.8	$1.1	$1.0	$1.1	$0.9	$1.2	$1.1	$1.1
Average Tier I preferred equity	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.1	$0.1	$0.1

Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Return on common equity (d)(e)	18%	21%	27%	24%	22%	24%	24%	21%	19%	22%	21%
Pretax operating margin (d)	38%	39%	42%	37%	44%	45%	46%	37%	42%	44%	40%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

n/m – not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

TOTAL CORE SECTORS – 11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001				2002			2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (f)
Revenue:
Trust and investment fee revenue	$621	$640	$632	$673	$775	$769	$709	$736	$682	$718	$707
Other fee revenue	129	137	129	140	124	131	149	137	134	119	163
Net interest revenue (expense)	155	160	171	174	183	187	186	171	189	198	171

Total revenue	905	937	932	987	1,082	1,087	1,044	1,044	1,005	1,035	1,041
Credit quality expense	1	—	1	1	2	—	—	4	4	—	1
Operating expense:
Amortization of goodwill	16	18	16	18	—	—	—	—	—	—	—
Other expense	599	611	625	694	764	769	764	810	754	774	836

Total operating expense	615	629	641	712	764	769	764	810	754	774	836

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	289	308	290	274	316	318	280	230	247	261	204
Income taxes (benefits)	110	116	111	97	116	117	104	78	87	92	71

Income (loss) from continuing operations before cumulative effect of accounting change	179	192	179	177	200	201	176	152	160	169	133
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	179	192	179	177	200	201	176	152	160	169	133
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$179	$192	$179	$177	$200	$201	$176	$152	$160	$169	$133

Average loans	$8.3	$8.0	$7.7	$7.8	$7.8	$8.2	$8.2	$7.8	$6.7	$6.6	$6.3
Average assets (c)	$22.8	$21.3	$21.7	$22.8	$23.0	$22.6	$26.2	$27.0	$29.2	$25.5	$26.2
Average deposits	$17.2	$15.7	$16.4	$17.1	$16.3	$15.9	$18.8	$19.8	$20.6	$17.6	$18.3
Average common equity	$2.3	$2.3	$2.2	$2.3	$2.6	$2.6	$2.6	$2.5	$3.2	$3.3	$3.2
Average Tier I preferred equity	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$520	$546	$547	$592	$610	$588	$562	$581	$566	$612	$625
Market value of assets under administration or custody at period end (in billions)	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209	$2,276	$2,300	$2,510	$2,611

Return on common equity (d)(e)	31%	33%	32%	31%	31%	31%	27%	24%	20%	21%	16%
Pretax operating margin (d)	32%	33%	31%	28%	29%	29%	27%	22%	25%	25%	20%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.
(f)	The third quarter included charges in the Human Resources & Investor Solutions sector of $51 million associated with severance ($30 million), software and fixed asset write-downs ($18 million) and other expenses ($3 million).

n/m – not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

OTHER ACTIVITY - 11 Quarter Trend

(dollar amounts in millions, averages in	2001				2002				2003
billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Trust and investment fee revenue	$(3)	$(2)	$(3)	$(3)	$—	$(1)	$1	$(1)	$—	$(1)	$—
Other fee revenue	40	(114)	14	(243)	54	36	34	71	45	50	64
Net interest revenue (expense)	(13)	(22)	(23)	(20)	(25)	(31)	(27)	(22)	(29)	(30)	(33)

Total revenue	24	(138)	(12)	(266)	29	4	8	48	16	19	31
Credit quality expense	(16)	1	4	4	2	160	2	2	—	3	(1)
Operating expense:
Amortization of goodwill	2	—	2	1	—	—	—	—	—	—	—
Other expense	6	(2)	(18)	62	8	(9)	(8)	28	4	9	1

Total operating expense	8	(2)	(16)	63	8	(9)	(8)	28	4	9	1

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	32	(137)	—	(333)	19	(147)	14	18	12	7	31
Income taxes (benefits)	12	(47)	—	(112)	8	(52)	4	6	5	3	11

Income (loss) from continuing operations before cumulative effect of accounting change	20	(90)	—	(221)	11	(95)	10	12	7	4	20
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	(7)	—	—

Income from continuing operations	20	(90)	—	(221)	11	(95)	10	12	—	4	20
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$20	$(90)	$—	$(221)	$11	$(95)	$10	$12	$—	$4	$20

Average loans	$2.0	$2.1	$1.9	$1.6	$1.3	$1.5	$1.6	$1.4	$1.5	$1.3	$1.1
Average assets (c)	$8.2	$9.4	$12.8	$12.0	$9.0	$10.3	$8.0	$7.2	$6.1	$8.8	$7.2
Average deposits	$1.1	$1.0	$0.9	$0.8	$1.2	$2.0	$1.1	$0.9	$0.8	$1.5	$0.9
Average common equity	$1.7	$1.4	$1.2	$1.5	$0.9	$0.8	$0.7	$0.8	$0.2	$0.3	$0.3
Average Tier I preferred equity	$0.7	$0.7	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8	$—	$—	$—
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Return on common equity (d)(e)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin (d)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

n/m – not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS (a)

CONSOLIDATED RESULTS – 11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (g)
Revenue:
Trust and investment fee revenue	$618	$638	$629	$670	$775	$768	$710	$735	$682	$717	$707
Other fee revenue	169	23	143	(103)	178	167	183	208	179	169	227
Net interest revenue (expense)	142	138	148	154	158	156	159	149	160	168	138

Total revenue	929	799	920	721	1,111	1,091	1,052	1,092	1,021	1,054	1,072
Credit quality expense	(15)	1	5	5	4	160	2	6	4	3	—
Operating expense:
Amortization of goodwill	18	18	18	19	—	—	—	—	—	—	—
Other expense	605	609	607	756	772	760	756	838	758	783	837

Total operating expense	623	627	625	775	772	760	756	838	758	783	837

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	321	171	290	(59)	335	171	294	248	259	268	235
Income taxes (benefits)	122	69	111	(15)	124	65	108	84	92	95	82

Income (loss) from continuing operations before cumulative effect of accounting change	199	102	179	(44)	211	106	186	164	167	173	153
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	(7)	—	—

Income from continuing operations	199	102	179	(44)	211	106	186	164	160	173	153
Income from discontinued operations after-tax (b)	65	(47)	13	851	5	3	5	2	1	2	28

Net income (loss)	$264	$55	$192	$807	$216	$109	$191	$166	$161	$175	$181

Average loans	$10.3	$10.1	$9.6	$9.4	$9.1	$9.7	$9.8	$9.2	$8.2	$7.9	$7.4
Average assets (c)(d)	$48.2	$45.8	$45.5	$42.5	$33.0	$33.4	$34.2	$34.2	$35.3	$34.3	$33.4
Average deposits	$18.3	$16.7	$17.3	$17.9	$17.5	$17.9	$19.9	$20.7	$21.4	$19.1	$19.2
Average common equity	$4.0	$3.7	$3.4	$3.8	$3.5	$3.4	$3.3	$3.3	$3.4	$3.6	$3.5
Average Tier I preferred equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$520	$546	$547	$592	$610	$588	$562	$581	$566	$612	$625
Market value of assets under administration or custody at period end (in billions)	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209	$2,276	$2,300	$2,510	$2,611

Return on common equity (e)(f)	20%	11%	21%	n/m	25%	13%	23%	19%	20%	20%	17%
Pretax operating margin (e)	35%	21%	32%	n/m	30%	16%	28%	23%	25%	25%	22%
(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	Consolidated average assets includes average assets of discontinued operations of $1.0 billion, $0.5 billion, $- billion and $- billion for the first, second, third and fourth quarter, respectively, of 2002; $17.2 billion, $15.1 billion, $11.0 billion and $7.7 billion for the first, second, third and fourth quarter, respectively, of 2001.
(e)	On a continuing operations basis.
(f)	Ratios are annualized.
(g)	The third quarter included charges in the Human Resources & Investor Solutions sector of $51 million associated with severance ($30 million), software and fixed asset write-downs ($18 million) and other expenses ($3 million).

n/m – not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement.

The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS – 11 Quarter Trend

NONINTEREST REVENUE

	2001 (a)				2002				2003
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Investment management	$324	$332	$345	$374	$370	$355	$340	$349	$318	$334	$348
Human resource &investor solutions (b)	170	183	168	170	269	264	232	255	240	245	229
Institutional trust & custody	101	92	97	102	117	125	122	115	109	116	114
Securities lending revenue	23	31	19	24	19	24	16	16	15	22	16

Trust and investment fee revenue	618	638	629	670	775	768	710	735	682	717	707
Cash management revenue	53	61	62	63	68	71	72	74	75	74	98
Foreign exchange revenue	48	42	38	43	35	37	44	30	38	28	42
Securities trading revenue	7	5	1	10	4	6	14	13	5	4	13
Financing-related revenue	40	38	39	(20)	34	38	34	41	32	38	30
Equity investment revenue	6	(146)	(17)	(223)	21	(5)	(23)	(21)	3	(18)	3
Other revenue	5	13	9	15	6	8	5	28	6	10	13

Total fee and other revenue	777	651	761	558	943	923	856	900	841	853	906
Gains on the sales of securities	—	—	—	—	—	—	28	31	11	21	18

Total noninterest revenue (non-FTE)	$777	$651	$761	$558	$943	$923	$884	$931	$852	$874	$924

FTE impact	10	10	11	9	10	12	9	12	9	12	10

Total noninterest revenue (FTE)	$787	$661	$772	$567	$953	$935	$893	$943	$861	$886	$934

Fee revenue as a percentage of fee and net interest revenue (FTE)	85%	83%	84%	79%	86%	86%	84%	86%	84%	84%	87%
Trust and investment fee revenue as a percentage of fee and net interest revenue (FTE)	67%	80%	68%	93%	70%	70%	69%	69%	67%	69%	67%

Market value of assets under management at period end (in billions)	$520	$546	$547	$592	$610	$588	$562	$581	$566	$612	$625
Market value of assets under administration or custody at period end (in billions)	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209	$2,276	$2,300	$2,510	$2,611

S&P 500 Index – period end	1,160	1,224	1,041	1,148	1,147	990	815	880	848	975	996

S&P 500 Index – daily average	1,273	1,234	1,154	1,115	1,132	1,070	895	887	861	938	1,000

(a)	In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.
(b)	Amounts do no necessarily agree with those presented in Business Sectors which include revenue transferred between sectors under revenue transfer agreements. Additionally, sector amounts are reported on a fully taxable equivalent (FTE) basis.

Note: For analytical purposes, the term “fee revenue”, as utilized throughout this report, is defined as total noninterest revenue less gains on the sales of securities.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS – 11 Quarter Trend

OPERATING EXPENSE

	2001 (a)				2002				2003
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr(d)
Staff Expense:
Compensation	$265	$264	$269	$311	$325	$322	$322	$350	$327	$324	$350
Incentive (b)	84	84	76	113	114	97	85	101	67	78	89
Employee benefits	19	18	18	20	37	39	33	40	59	58	59

Total staff expense	368	366	363	444	476	458	440	491	453	460	498
Professional, legal and other purchased services	75	78	80	114	83	94	105	107	92	109	109
Net occupancy expense	52	53	55	59	63	60	63	60	64	65	68
Equipment expense	38	35	40	44	56	53	51	62	54	50	70
Business development	30	28	27	32	32	34	32	33	25	26	27
Communications expense	22	26	24	23	28	30	25	27	27	29	24
Amortization of goodwill	18	18	18	19	—	—	—	—	—	—	—
Amortization of other intangible assets	2	1	2	2	3	4	3	5	5	4	5
Other expense	18	22	16	38	31	27	37	53	38	40	36

Total operating expense	$623	$627	$625	$775	$772	$760	$756	$838	$758	$783	$837

Efficiency ratio(c)	67%	78%	68%	108%	70%	70%	74%	79%	75%	76%	79%

(a)	In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a Financial Accounting Standards Board (FASB) staff announcement. The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.
(b)	Effective January 1, 2003, the Corporation began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in the Statements of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure.” Stock option expense totaled less than $1 million in the first, second and third quarters of 2003 and approximately $2 million in the first 9 months of 2003.
(c)	Operating expense, as a percentage of fee and net interest revenue, computed on a taxable equivalent basis, excluding gains on the sales of securities.
(d)	The third quarter included charges in the Human Resources & Investor Solutions sector of $51 million associated with severance ($30 million), software and fixed asset write-downs ($18 million) and other expenses ($3 million).

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS – 11 Quarter Trend

PROVISION AND RESERVES FOR CREDIT EXPOSURE

	2001				2002				2003
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Provision for credit losses	$(15)	$1	$5	$5	$4	$160	$2	$6	$4	$3	$—

Net credit (losses) recoveries (a):
Commercial and financial	(1)	(20)	(21)	(39)	—	—	(84)	6	8	—	2
Commercial real estate	—	—	—	—	—	—	—	—	1	—	—
Consumer credit	—	—	—	(1)	(1)	(4)	(1)	—	—	—	—

Subtotal – net credit (losses) recoveries	$(1)	$(20)	$(21)	$(40)	$(1)	$(4)	$(85)	$6	$9	$—	$2
Credit losses on loans transferred to held for sale	—	—	—	—	(2)	(3)	(30)	(4)	(11)	(2)	—

Total net credit (losses) recoveries	$(1)	$(20)	$(21)	$(40)	$(3)	$(7)	$(115)	$2	$(2)	$(2)	$2

Annualized net credit losses to average loans	0.06%	0.79%	0.89%	1.67%	0.15%	0.26%	4.64%	-0.08%	0.09%	0.11%	-0.12%
Reserve for loan losses (b)(c):	$219	$217	$187	$96	$106	$242	$127	$127	$114	$113	$110
Reserve for unfunded commitments (b)(c)	37	19	33	42	32	51	52	52	64	66	71

Total reserve for credit exposure	$256	$236	$220	$138	$138	$293	$179	$179	$178	$179	$181

Reserve for loan losses (b)(c):
As a percentage of total loans (c)	2.09%	2.28%	1.89%	1.12%	1.11%	2.47%	1.36%	1.51%	1.46%	1.46%	1.52%
As a percentage of nonperforming loans (c)	117%	175%	153%	164%	143%	138%	188%	222%	253%	189%	178%

(a)	Includes write-downs resulting from loan sales. Substantially, all of the net credit losses/recoveries relate to commercial and financial loans.
(b)	In the second quarter of 2002, the Corporation began to record the reserve for unfunded loan commitments as a liability. Previously, any such reserve was included in the reserve for loan losses. A loss of $1 million was charged against the reserve for unfunded commitments in the third quarter of 2002 resulting from the sale of a loan commitment.
(c)	At period end.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS – 11 Quarter Trend

NONPERFORMING ASSETS

	2001				2002				2003
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Nonperforming loans:
Commercial and financial	$183	$121	$121	$56	$69	$160	$55	$54	$42	$57	$60
Consumer credit	2	2	1	2	2	4	5	3	3	3	2
Commercial real estate	1	1	1	1	3	11	7	—	—	—	—

Total nonperforming loans	186	124	123	59	74	175	67	57	45	60	62
Acquired property:
Real estate acquired	6	3	2	2	1	1	2	2	1	1	1
Reserve for real estate acquired	—	—	—	—	—	—	—	—	—	—	—

Net real estate acquired	6	3	2	2	1	1	2	2	1	1	1
Other assets acquired	—	1	1	1	—	—	—	—	—	—	—

Total acquired property	6	4	3	3	1	1	2	2	1	1	1

Total nonperforming assets	$192	$128	$126	$62	$75	$176	$69	$59	$46	$61	$63

Nonperforming loans as a percentage of total loans	1.78%	1.30%	1.24%	0.69%	0.77%	1.78%	0.72%	0.68%	0.58%	0.77%	0.86%
Nonperforming assets as a percentage of total loans and net acquired property	1.84%	1.34%	1.28%	0.72%	0.79%	1.79%	0.74%	0.70%	0.59%	0.79%	0.87%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	6.15%	4.24%	4.74%	2.30%	3.00%	7.55%	3.14%	2.66%	2.01%	2.51%	2.48%